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                         [COOPER COMPANIES LETTERHEAD]



NEWS RELEASE

         CONTACT:

         Norris Battin

         The Cooper Companies, Inc.

         ir@coopercompanies.com

         FOR IMMEDIATE RELEASE

        COURT DENIES PRELIMINARY INJUNCTION IN PATENT INFRINGEMENT SUIT
                         AGAINST COOPER COMPANIES' UNIT

LAKE FOREST, Calif., June 21, 2001 -- The Cooper Companies, Inc. (NYSE:COO) said today that the United States District Court for the Central District of California denied a petition by Wesley Jessen Corporation for a preliminary injunction to prevent the Company's CooperVision unit from selling Frequency'r' Colors opaque contact lenses in the United States. Wesley Jessen has filed a lawsuit alleging that the CooperVision product infringes a Wesley Jessen patent.

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